Exhibit 10.1

                   Amendment to Receivables Purchase Agreement
                   -------------------------------------------



     AMENDMENT  AGREEMENT (this "Amendment  Agreement")  dated as of October 17,
                                 --------------------
2002 among Lexmark Receivables Corporation  (the "Seller"), CIESCO L.P.
                                                  ------
("CIESCO"),  Citibank,  N.A.  ("Citibank"),  Citicorp North America, Inc.
  ------                        --------
("CNAI"),  as Agent, and Lexmark International, Inc. ("Lexmark"), as Collection
  ----                                                 -------
Agent and Originator.

     Preliminary Statements.  (1) The Seller, CIESCO, Citibank, CNAI and Lexmark
     ----------------------
are parties to a Receivables Purchase Agreement dated as of October 22, 2001 (the "Agreement"; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement) pursuant to which, and subject to and upon the terms and conditions of which, the Seller has acquired, and may continue to acquire, Receivables from the Originator, either by purchase or by contribution to the capital of the Seller, as determined from time to time by the Seller and the Originator. The Seller is prepared to sell Receivable Interests in the Receivables. CIESCO may, in its sole discretion, purchase such Receivable Interests, and the Banks are prepared to purchase such Receivable Interests, in each case on the terms set forth therein.

     (2) The parties hereto desire to amend certain provisions of the Agreement as set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Amendments.  Upon the effectiveness of this Amendment Agreement,
                ----------
the Agreement is hereby amended as follows:

     (a) The following new definition is added to Section 1.01 of the Agreement, in proper alphabetical order:

          "Amendment Date" means October 17, 2002.
           --------------

     (b) The definition of "Applicable  Margin" in Section 1.01 of the Agreement
                            ------------------
is amended in its entirety to read as follows:

          "Applicable  Margin" means, at any time, a rate per annum equal to the
           ------------------
          sum of (x) the "Applicable Margin" as defined in the Credit Facility plus (y)0.25%.
          ----

     (c)  The  definition  of  "Consolidated  EBITDA"  in  Section  1.01  of the
                                --------------------
Agreement is amended in its entirety to read as follows:

          "Consolidated  EBITDA" has the meaning set forth in such definition in
           --------------------
          the Credit Facility as in effect on the Amendment Date and any additional defined terms used in such definition shall have their meanings as in effect on the Amendment Date.

     (d) The definition of  "Consolidated  Interest  Expense" in Section 1.01 of
                             -------------------------------
the Agreement is amended in its entirety to read as follows:

          "Consolidated  Interest  Expense"  has the  meaning  set  forth in the
           -------------------------------
          definition of "Consolidated Total Interest Expense" in the Credit Facility as in effect on the Amendment Date and any additional defined terms used in such definition shall have their meanings as in effect on the Amendment Date.

     (e) The  definition  of  "Consolidated  Total Debt" in Section  1.01 of the
                               ------------------------
Agreement  is  amended  in its  entirety  to read  as follows:

          "Consolidated  Total Debt" has the meaning set forth in the definition
           ------------------------
          of "Consolidated Total Funded Debt" in the Credit Facility as in effect on the Amendment Date and any additional defined terms used in such definition shall have their meanings as in effect on the Amendment Date.

     (f) The definition of "Credit Facility" in Section 1.01 of the Agreement is
                            ---------------
amended in its entirety to read as follows:

          "Credit Facility" means the Multicurrency  Revolving Credit Agreement,
           ---------------
          dated as of May 29, 2002, among the Originator, as borrower, the lenders party thereto, Fleet National Bank, as administrative agent with Fleet Securities, Inc. having acted as arranger, JPMorgan Chase Bank and Citicorp USA, Inc. as co-syndication agents and Key Corporate Capital Inc. and Suntrust Bank as co-documentation agents, as amended, restated, modified or supplemented from time to time, and all agreements, documents and instruments executed in connection therewith together with any replacement facility or refinancing thereof entered into by the Originator.

     (g)  The  definition  of  "Excluded  Receivables"  in  Section  1.01 of the
                                ---------------------
Agreement is amended in its entirety to read as follows:

          "Excluded Receivables" means the indebtedness of (i) KeyTronicEMS Co.,
           --------------------
          (ii) Compaq Computer Corporation or its successors and assigns, (iii) any Obligor located outside of the fifty states of the United States and the District of Columbia, but solely to the extent such indebtedness arises from goods having a final destination or services rendered exclusively outside of the fifty states of the United States and the District of Columbia, and (iv) any Obligor of the managed print services business of the Originator (formerly known as Lexmark Solution Services) (but only with respect to such Obligor's indebtedness to the Lexmark Solution Services business), in each case resulting from the provision or sale of merchandise, insurance or services by the Originator under a Contract.

     (h) The phrase "or return capital" shall be inserted after the phrase "and pay cash dividends" in the seventh line of Section 5.01(p) of the Agreement.

     (i) Section 7.01(e) of the Agreement is amended as follows:

          (i) The amount "$25,000,000" is amended to read "$50,000,000."

          (ii) The parenthetical immediately following the above-mentioned amount is deleted in its entirety.

     (j) Schedule II of the Agreement is replaced with Exhibit A attached hereto.

     SECTION 2.  Effectiveness.  This Amendment Agreement shall become effective
                 -------------
at such time that executed counterparts of this Amendment Agreement have been delivered by each party hereto to the other party hereto.

     SECTION 3.  Representations  and  Warranties.  The Seller makes each of the
                 --------------------------------
representations and warranties contained in Section 4.01 of the Agreement (after giving effect to this Amendment Agreement). The Collection Agent makes each of the representations and warranties contained in Section 4.02 of the Agreement (after giving effect to this Amendment Agreement).

     SECTION 4.  Confirmation  of Agreement.  Each reference in the Agreement to
                 --------------------------
"this Agreement" or "the Agreement" shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance ith its terms.

     SECTION 5. GOVERNING LAW. THIS  AMENDMENT  AGREEMENT  SHALL BE GOVERNED BY,
                -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

     SECTION 6.  Execution in  Counterparts.  This  Amendment  Agreement  may be
                 --------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         LEXMARK RECEIVABLES CORPORATION


                         By: /s/ Kurt Braun
                             -----------------------------------
                             Title: Treasurer


                         CIESCO L.P.

                         By: Citicorp North America, Inc.,
                             as Attorney-in-Fact


                         By: /s/ Richard C. Simons
                             -----------------------------------
                             Title: Managing Director
                             Global  Securitized  Markets
                             388  Greenwich  St. - 19th Fl.
                             (212) 816-0778


                         CITICORP NORTH AMERICA, INC.,
                         as Agent


                         By: /s/ Richard C. Simons
                             -----------------------------------
                             Title: Managing Director
                             Global Securitized Markets
                             388 Greenwich St. - 19th Fl.
                             (212) 816-0778


                         CITIBANK, N.A.


                         By: /s/ Richard C. Simons
                             -----------------------------------
                             Title: Managing Director
                             Global Securitized Markets
                             388 Greenwich St. - 19th Fl.
                             (212) 816-0778


                         LEXMARK INTERNATIONAL, INC.


                         By: /s/ Kurt Braun
                             -----------------------------------
                             Title: Treasurer